Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

HCA Management Services, L.P.

Refresh Amendment

Vendor: Outset Medical, Inc.

Agreement No. [***]

Agreement Effective Date: May 1, 2020

Refresh Amendment Effective Date: June 15, 2026

As of the Refresh Amendment Effective Date above (“Refresh Amendment”), HCA Management Services, L.P., a Delaware limited partnership, having its principal place of business at 1100 Dr. Martin L. King, Jr. Blvd., Suite 1100, Nashville, TN 37203 (“HMS”), and Outset Medical, Inc. a Delaware Corporation, with a place of business at 3052 Orchard Drive, San Jose, CA 95134 (“Vendor”), agree as follows:

WHEREAS, HMS and Vendor are parties to the Purchasing Agreement dated May 1, 2020, for Tablo Hemodialysis, as amended, (“Agreement”);

WHEREAS, HMS and Vendor are parties to the HCA Extension Amendment dated September 23, 2025 (the “Extension Amendment”);

WHEREAS, HMS and Vendor expect Facilities to purchase [***] Tablo Hemodialysis Consoles (“Refresh Consoles”) on or before December 31, 2028 (“Refresh Period”), and in accordance with the table below (“Refresh”);

WHEREAS, Vendor desires to provide certain Products at the pricing set forth herein during the Refresh Period;

NOW, THEREFORE, in consideration of the promises and the covenants set forth herein, the Parties do hereby mutually agree as follows, Refresh Amendment Effective Date set forth above.

1.
Definitions. The capitalized terms in this Refresh Amendment shall have the meaning designated in the Agreement, unless otherwise expressly stated in this document.
2.
Extension Amendment. The Extension Amendment is hereby replaced with this Refreh Amendment as of the Refresh Amendment Effective Date.

3.
Term. The Term of the Agreement is extended, with the Expiration Date listed in Exhibit B being changed to December 31, 2028.

4.
Refresh. Facilities must purchase [***] new Consoles on or before December 31, 2028 in accordance with the tables set forth below and the terms of the Agreement and this Refresh Amendment.

Total Number of Tablo Hemodialysis Consoles and Carts Purchased During Refresh Period	Purchase Price
[***]	[***]
[***]	[***]
[***]	[***]

*[***]

Purchase Period	Minimum Number of Refresh Consoles required to be purchased during the Purchase Period
January 1, 2026 – [***]	[***]
[***]	[***]
[***] – December 31, 2028	[***]

*[***]

5.
Trade-In. Vendor will provide a [***] credit for each Existing Console returned to Vendor and replaced with a Refresh Console during the prior to December 31, 2028 (“Trade-In”). Such Trade-In amount will be credited on the invoice of the purchased Refresh Console(s).
6.
Rebates. Nothing herein shall discontinue or amend a Rebate program already in effect as of [***].

Additional Rebates. Rebates will be paid [***].

7.
[***].
8.
Additional Services. [***].
9.
ANTI-KICKBACK STATUTE COMPLIANCE AND DISCOUNT

REPORTING. The Parties acknowledge that the Rebates, discounts or other price adjustments may qualify as a “discount” as defined under 42 U.S.C. § 1320a-7b(b)(3)(A) (the discount exception to the Anti-Kickback Law) and/or 42 C.F.R. § 1001.952(h) (the discount safe harbor to the Anti-Kickback Law) (“Safe Harbor”). Each Party represents and warrants that:

(a)
The discount or Rebate represents a bona fide discount and is not offered to induce or reward referrals or purchases of any items or services reimbursable under a Federal health care program;

(b)
Vendor shall disclose the discount or Rebate on the applicable invoice(s) or payment remittance in a manner sufficient to permit HMS and Facilities to meet their reporting obligations under the Safe Harbor;

(c)
HMS and Facilities agree that they shall fully and accurately report the discount or Rebate, and reflect the discount received under this Agreement, in their cost reports or claims submitted to any Federal health care program, as required under applicable laws and regulations;

(d)
Both Parties shall retain documentation related to the discount or Rebate, including this Agreement, applicable invoices, and related communications, and shall make such documentation available to the Secretary of the U.S. Department of Health and Human Services and other government authorities upon request, in accordance with 42 C.F.R. § 1001.952(h)(3).

The Parties agree to cooperate in good faith to ensure compliance with applicable Federal and State laws relating to discounts, and to amend this provision as necessary to conform with evolving legal or regulatory requirements.

10. Reserve Stock Obligations. [***].

11. Uptime Guarantee for New Consoles. For the duration of the Warranty Period and any subsequent Support Services Term, Vendor guarantees that Equipment purchased on or after the Effective Date of this Amendment will be available with a [***].

12. Support Service Fee Payment. For any Support Services not included in this Agreement, Vendor will invoice annual Support Service fees [***]; such invoices shall be submitted [***] and the invoices will be due and payable [***] after the date of the invoice.

13. Termination. The Parties acknowledge and agree that HMS cannot exercise Section 13.2 (Termination without Cause) of the Agreement during the Refresh Period.

14. Amendment to Exhibit A, Products and Pricing. Exhibit A, Products and Services with Prices to the Agreement is hereby deleted and replaced in its entirety with the revised Exhibit A attached hereto and incorporated herein.

15. Agreement Number. The Agreement Number, formerly [***], is herewith changed to Agreement Number [***], effective as June 15, 2026.

16. No Other Changes. Except as expressly amended hereunder, the terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties indicate their agreement to the terms of this amendment by the signatures of their authorized representatives.

HCA Management Services, L.P., Vendor: Outset Medical, Inc.

a Delaware limited partnership, a Delaware corporation

by HPG Enterprises, LLC,

a Delaware limited liability company,

its general partner

HMS Signee: /s/ Todd Greener	Vendor Signee: /s/ Leslie Trigg
HMS Signee Name: Todd Greener	Vendor Signee Name: Leslie Trigg
HMS Signee Title: COO, HealthTrust Purchasing Group	Vendor Signee Title: CEO
HMS Signature Date: 6/14/2026	Vendor Signature Date: 6/11/2026

Exhibit A

Products and Services with Prices

[***]